                      VAN KAMPEN SENIOR FLOATING RATE FUND

                         SUPPLEMENT DATED MAY 12, 2000
                                     TO THE
                      PROSPECTUS DATED DECEMBER 10, 1999,
                SUPERCEDING THE SUPPLEMENT DATED APRIL 24, 2000

    The Prospectus is hereby supplemented as follows:

    The information on the inside back cover of the Prospectus is hereby supplemented by adding the following:

                        Independent Accountants
                        Deloitte & Touche LLP
                        Two Prudential Plaza
                        180 North Stetson
                        Chicago, IL 60601-6710

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                      VAN KAMPEN SENIOR FLOATING RATE FUND

                         SUPPLEMENT DATED MAY 12, 2000
                                     TO THE
          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 10, 1999,
       SUPERCEDING SUPPLEMENTS DATED JANUARY 31, 2000 AND APRIL 24, 2000

     (1) The section of the Statement of Additional Information entitled "NET ASSET VALUE" is hereby deleted and replaced with the following:

NET ASSET VALUE

     The net asset value per share of the Fund's Shares is determined by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of Shares outstanding. The net asset value will be computed on each business day as of 5:00 p.m. Eastern time. The Fund reserves the right to calculate the net asset value more frequently if deemed desirable.

     Senior Loans will be valued by the Fund following guidelines established and periodically reviewed by the Fund's Board of Trustees. Subject to criteria established by the Fund's Board of Trustees about the availability and reliability of market indicators obtained from independent pricing sources, certain Senior Loans will be valued at the mean of bid and ask market indicators supplied by independent sources approved by the Fund's Board of Trustees. All other Senior Loans will be valued by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Senior Loan interests. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loan interests in the Fund's portfolio. The fair value of Senior Loans are reviewed and approved by the Fund's Valuation Committee and by the Fund's Trustees. To the extent that an active secondary trading market in Senior Loan interests develops to a reliable degree, the Fund may rely to an increasing extent on market prices and quotations in valuing Senior Loan interests in the Fund's portfolio. The Fund and Trustees will continue to monitor developments in the Senior Loan market and will make modifications to the current valuation methodology as deemed appropriate.

     It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Because of the short-term, adjustable rate nature of such instruments held by the Fund, however, the Fund's net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of traditional longer-term, fixed-income securities. In light of the senior nature of Senior Loan interests that may be included in the Fund's portfolio and taking into account the Fund's access to non-public information with respect to Borrowers relating to such Senior Loans interests, the Fund does not currently believe that consideration on a systematic basis of ratings provided by any nationally recognized statistical rating organization or price fluctuations with respect to long-or short-term debt of such Borrowers subordinate to the Senior Loans of such Borrowers is necessary for a determination of the value of such Senior Loan interests. Accordingly, the Fund generally will not systematically consider (but may consider in certain instances) and, in any event, will not rely upon such ratings or price fluctuations in determining the value of Senior Loan interests in the Fund's portfolio.

     Securities other than Senior Loans held in the Fund's portfolio (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for the securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

     Short-term obligations held by the Fund that mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees.

     Through December 31, 1999, the Fund's net asset value has ranged from a high of $10.00 to a low of $9.93 since its commencement of investment operations on December 19, 1997.

     (2) The Statement of Additional Information is hereby supplemented as follows:

INDEPENDENT ACCOUNTANTS

     Independent accountants for the Fund perform an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Deloitte & Touche LLP, located at Two Prudential Plaza, 180 North Stetson, Chicago, Illinois 60601-6710, to be the Fund's independent accountants.

     KPMG LLP, located at 303 West Wacker Drive, Chicago, Illinois 60601 ("KPMG"), ceased being the Fund's independent accountants effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser.

     (3) The section of the Statement of Additional Information entitled "Trustees and Officers" is hereby amended by deleting all information pertaining to Peter W. Hegel, effective May 31, 2000.

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